Exhibit 10.21

WAIVER

WAIVER (this “Waiver”), dated as of April 14, 2008, among CLEARPOINT BUSINESS RESOURCES, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties to the Credit Agreement (as hereinafter defined) (collectively, the “Lenders”), and MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of February 23, 2007 (as amended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrower will not be in compliance with the financial covenants contained in Section 6.1(a), (b) and (c) of the Credit Agreement for the period ending December 31, 2007; and

WHEREAS, the Borrower has requested that the Lenders waive compliance with such financial covenants for the period ending December 31, 2007 and the Lenders have agreed to do so on and subject to the terms hereof.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

2. Waiver. The Administrative Agent and the Lenders hereby waive the Borrower’s compliance with the financial covenants set forth in Section 6.1(a), (b) and (c) of the Credit Agreement for the period ending December 31, 2007.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that:

(a) No Material Adverse Change has occurred since December 31, 2007;

(b) After giving effect to this Waiver, the representations and warranties made in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except that any such representation and warranty that is given as of a particular date or period and relates solely to such date or period is true and correct in all material respects as of such date or period; and

(c) This Waiver and the Consent and Agreement of Guarantors attached hereto (the “Consent and Agreement of Guarantors”) have been duly executed and delivered by the Borrower and the Guarantors, as applicable, and constitute the legal, valid and binding obligation of the Borrower and the Guarantors, enforceable in accordance with their terms.

4. Conditions Precedent/Waiver Fee. This Waiver shall become effective as of April 14, 2008, provided that the Administrative Agent shall have received the following (such date, the “Effective Date”):

(a) This Waiver duly executed and delivered by the Borrower, the Administrative Agent and the Lenders;

(b) The Consent and Agreement of Guarantors, a form of which is attached as Exhibit A hereto, duly executed and delivered by the Guarantors; and

(c) Payment on or before April 17, 2008 of $50,000, representing one-half of the waiver fee of $100,000. The other one-half of the waiver fee ( i.e., the other $50,000) shall be payable on May 16, 2008. In furtherance thereof, it shall be an Event of Default under the Credit Agreement if the Borrower fails to pay the second installment of the waiver fee on or before May 16, 2008.

5. Affirmations. The Borrower hereby: (a) affirms all the provisions of the Credit Agreement and the other Loan Documents, (b) agrees that the terms and conditions of the Credit Agreement and the other Loan Documents shall continue in full force and effect, (c) acknowledges, confirms and reaffirms that the collateral pledged under the Loan Document continues to secure the Obligations, including those arising under the Credit Agreement, and (d) acknowledges and agrees that it has no defense, set-off, counterclaim or challenge against the payment of any sums currently owing under the Loan Documents or the enforcement of any of the terms or conditions thereof.

6. Limited Effect. Except as expressly waived hereby, the Credit Agreement and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms. None of the waivers contained herein shall be deemed to operate as a future waiver or modification of any other term, condition or covenant of the Credit Agreement or any of the other Loan Documents, or a waiver of any Event of Default or Default other than the violation of the financial covenants in Section 6.1(a), (b) and (c) of the Credit Agreement for the period ending December 31, 2007. Without limiting the foregoing, such waiver shall not extend to or operate as a future waiver of the provisions of Section 6.1(a), (b) or (c) of the Credit Agreement for any period ending after December 31, 2007.

7. Release and Indemnity. (a) Recognizing and in consideration of the Lenders’ agreements set forth herein, the Borrower and each Guarantor hereby waives and releases the Administrative Agent, the Lenders and their respective officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that the Borrower or such Guarantor ever had or now has against any of them through and including the date hereof arising out of or

2

relating to any acts or omissions with respect to this Waiver, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein or related hereto or thereto.

(b) The Borrower and each Guarantor further hereby agrees to indemnify and hold the Administrative Agent, the Lenders and their respective officers, attorneys, agents and employees (collectively, the “Indemnified Parties”) harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Lenders or the Administrative Agent or any of them on account of anything arising out of this Waiver, the Credit Agreement, the other Loan Documents or any other document delivered pursuant hereto or thereto up to and including the date hereof; provided that, neither the Borrower nor any Guarantor shall have any obligation hereunder to any Indemnified Party with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Indemnified Person as finally determined by a court of competent jurisdiction.

8. Integration. This Waiver constitutes the sole agreement of the parties with respect to the terms hereof and shall supersede all oral negotiations and the terms of prior writings with respect thereto.

9. Severability. Any provision of this Waiver which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. Miscellaneous.

(a) Expenses. The Borrower agrees to pay all of the Administrative Agent’s reasonable out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Waiver and the other documents executed in connection herewith, including without limitation, the reasonable fees and expenses of counsel to the Administrative Agent.

(b) Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(c) Successor and Assigns. This Waiver shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(d) Counterparts. This Waiver may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

(e) Headings. The headings of any paragraph of this Waiver are for convenience only and shall not be used to interpret any provision hereof.

3

(f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

[SIGNATURES TO FOLLOW]

4

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

MANUFACTURERS AND TRADERS TRUST COMPANY as a Lender and as Administrative Agent

By:	/s/ David W. Mills
Name:	David W. Mills
Title:	Vice President

EXHIBIT A

CONFIRMATION AND ACKNOWLEDGMENT OF GUARANTORS

CONSENT OF GUARANTORS

Each of the undersigned guarantors (each a “Guarantor”) consents to the provisions of the foregoing Waiver (the “Waiver”) and confirms and agrees that: (a) such Guarantor’s obligations under its Guaranty dated as of February 23, 2007 (as amended, the “Guaranty”), relating to the Obligations (as defined in the Credit Agreement referred to in the Waiver), or its joinder thereto, shall be unimpaired by the Waiver; (b) such Guarantor has no defenses, setoffs, counterclaims, discounts or charges of any kind against the Administrative Agent or any Lender, its officers, directors, employees, agents or attorneys with respect to the Guaranty and the other Loan Documents to which it is a party; (c) the provisions of Paragraph 7(a) and (b) of the Waiver are binding on such Guarantor as if such Guarantor signed the Waiver; (d) the collateral pledged under the Loan Documents continues to secure the Obligations, including those arising under the Credit Agreement; and (e) all of the terms, conditions and covenants in the Guaranty and the other Loan Documents to which it is a party remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations. Each of the undersigned Guarantors certifies that all representations and warranties made in the Guaranty are true and correct in all material respects as of the date of the Waiver. Unless otherwise defined herein, terms defined in the Credit Agreement referred to in the Waiver are used herein as therein defined.

WITNESS the due execution of this Consent as of the date of the Waiver, intending to be legally bound hereby.

ALLIED CONTRACT SERVICES, LLC

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

CLEARPOINT RESOURCES, INC.

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

MERCER VENTURES, INC.

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

QUANTUM RESOURCE CORPORATION

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

STAFFBRIDGE, INC.

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

CLEARPOINT ADVANTAGE, LLC

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

CLEARPOINT MANAGED SERVICES, LLC

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

CLEARPOINT WORKFORCE, LLC

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

CLEARPOINT HR, LLC

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

EMGATE SOLUTIONS GROUP, LLC

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

ASG, LLC, a Rhode Island limited liability company

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO

ASG, LLC, a Florida limited liability company

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	CFO